UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 26, 2026

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2026, Treasure Global Inc, a Delaware corporation (the “Company”), entered into a Subscription Agreement (the “Agreement”) with Legacy Trustee Berhad, a company organized and existing under the laws of Malaysia (the “Investor”), pursuant to which the Company agreed to issue and sell, and the Investor agreed to purchase, an aggregate of $1,200,000 of shares of the Company’s common stock (the “Shares”) in a private placement conducted in reliance on Regulation S of the Securities Act of 1933, as amended (the "Securities Act").

The aggregate investment amount of $1,200,000 is payable in four equal tranches of $300,000 each (each, a “Tranche Payment”), with the following completion dates: (i) Tranche 1 on May 26, 2026, (ii) Tranche 2 on June 2, 2026, (iii) Tranche 3 on June 16, 2026, and (iv) Tranche 4 on June 23, 2026. The Investor’s commitment to subscribe for and fund all Tranches is a single binding and irrevocable obligation under the Agreement and is not subject to any financing contingency, discretion, change in market conditions, or other condition, except as expressly set forth in the Agreement.

The number of shares issuable for each Tranche (the “Tranche Shares”) equals the applicable Tranche Payment divided by the greater of (i) $3.88 per share (the “Execution Date Price”) and (ii) the closing price of the Company’s common stock on the trading day immediately prior to the applicable completion date (the “Completion Date Price”). No fractional shares will be issued; any fractional share resulting from this calculation will be rounded up to the nearest whole share.

Upon receipt of each Tranche Payment, the Company will allot and issue to the Investor the corresponding Tranche Shares, credited as fully paid, free and clear of any liens or other restrictions other than those arising under applicable state or federal securities laws or as set forth in the Agreement. All Shares issued under the Agreement are "restricted securities" as defined under the Securities Act and are subject to the resale limitations of Rule 144 promulgated thereunder and any other applicable securities laws, regulations, and Company policies.

The Company has agreed that, within sixty (60) calendar days after the initial completion date (the “Filing Deadline”), it will file with the Securities and Exchange Commission (the “SEC”), at the Company’s cost and expense a registration statement on Form S-1 or Form S-3 (the “Registration Statement”) registering under the Securities Act the resale of all Tranche Shares. The Company is obligated to use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after filing, but no later than the earlier of (i) the 90th calendar day following the Filing Deadline (or the 120th calendar day if the SEC notifies the Company that it will “review” the Registration Statement) and (ii) the 10th business day after the Company is notified by the SEC that the Registration Statement will not be "reviewed" or will not be subject to further review. The Company has further agreed to use commercially reasonable efforts to maintain the effectiveness of the Registration Statement and to keep it free of any material misstatements or omissions until the earliest of (i) two years from the date on which the Registration Statement is initially declared effective, (ii) the date on which all of the Tranche Shares have been sold, or (iii) the first date on which the Investor can sell all of its Tranche Shares under Rule 144 without limitation as to manner of sale, volume, or the requirement for the Company to be in compliance with the current public information requirements under Rule 144.

Each party has agreed to indemnify and hold harmless the other party from and against all losses, liabilities, obligations, damages, judgments, deficiencies, claims, demands, suits, proceedings, assessments, costs, and expenses (including reasonable solicitors’ fees) arising out of any breach of warranties, any misrepresentation, or any breach of any term or condition under the Agreement. The indemnification provisions survive the termination of the Agreement.

In the event the Investor fails to pay the Investment Amount, the Company is entitled to terminate the Agreement and cancel all Shares issued to the Investor. In the event the Company fails to transfer the Shares in accordance with the terms of the Agreement, the Investor is entitled to terminate the Agreement.

The Agreement is governed by and construed in accordance with the laws of Malaysia, and the parties have submitted to the jurisdiction of the courts exercising jurisdiction in Malaysia.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Shares are being offered and sold in reliance upon the exemption from registration provided by Regulation S of the Securities Act. The Investor has represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and that it is acquiring the Shares for investment purposes only and not with a view to any distribution in violation of the Securities Act. The Shares have not been registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1*	Subscription Agreement, dated May 26, 2026, by and between Treasure Global Inc and Legacy Trustee Berhad
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain identified information has been excluded from the exhibit filed herewith because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Such excluded information is indicated by brackets and asterisks (“[***]”) in the filed exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2026	TREASURE GLOBAL INC.

	By:	/s/ Pusparajan a/l Vadiveloo
	Name:	Pusparajan a/l Vadiveloo
	Title:	Chief Financial Officer

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